UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2017

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Windstream Holdings, Inc. (Nasdaq: WIN) today announced that its direct, wholly-owned subsidiary, Windstream Services, LLC (Windstream), has amended its existing senior secured credit agreement. Among other things, the amendment (i) refinanced in full Windstream’s outstanding tranche B-5 term loans due in 2019 with tranche B-7 term loans due in 2024 and (ii) modified certain other definitions and provisions, in each case, subject to market and customary conditions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99	Press Release dated February 17, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President and Corporate Secretary	Title:	Senior Vice President and Corporate Secretary

February 17, 2017